Exhibit 10.58
EXECUTION COPY

EIGHTH AMENDMENT TO LOAN AGREEMENT

This Eighth Amendment to Loan Agreement (this “Amendment”) is made as of November 28, 2018, by and among AMERICAN TOWER CORPORATION, as Borrower (the “Company”), TORONTO DOMINION (TEXAS) LLC, as Administrative Agent (the “Administrative Agent”), and the financial institutions whose names appear as lenders on the signature page hereof.

WHEREAS, the Company and the Administrative Agent are party to that certain Loan Agreement, dated as of June 28, 2013 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Loan Agreement”) among the Company, the Administrative Agent and the Lenders from time to time party thereto.

WHEREAS, the Company, the Administrative Agent and the Lenders have agreed to amend the Loan Agreement pursuant to Section 12.12 of the Loan Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties hereby agree as follows:

1.DEFINED TERMS. Unless otherwise defined herein, capitalized terms used herein shall have the meanings given to them in the Loan Agreement.

2.AMENDMENTS.

(a)The definition of “Maturity Date” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

“Maturity Date” shall mean June 28, 2022, or such earlier date as payment of the Loans shall be due (whether by acceleration, reduction of the Commitments to zero or otherwise).
(b)Section 2.14 of the Loan Agreement is hereby amended (i) by deleting the figure “$4,250,000,000” in each instance where it appears and substituting therefor the figure “$4,500,000,000” and (ii) by deleting clause (v) in its entirety.

(c)Section 7.1(g) of the Loan Agreement is hereby amended by deleting the figure “$2,250,000,000” and substituting therefor the figure “$2,500,000,000”.

(d)Section 7.1(k) of the Loan Agreement is hereby amended by deleting the figure “$2,250,000,000” and substituting therefor the figure “$2,500,000,000”.

(e)    Section 8.1(h) of the Loan Agreement is hereby amended by deleting the figure “$300,000,000.00” in each instance where it appears and substituting therefor in each instance the figure “$400,000,000”.

(f)    Section 8.1(j) of the Loan Agreement is hereby amended by deleting the figure “$300,000,000.00” in each instance where it appears and substituting therefor in each instance the figure “$400,000,000”.

(g)    Section 10.1 of the Loan Agreement is hereby amended by designating the existing provisions of Section 10.1 as subsection “(1)” and by adding to the end thereof a new subsection “(2)” to read as follows:

(2)    If at any time the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (i) the circumstances set forth in clause (1)(b) have arisen and such circumstances are unlikely to be temporary or (ii) the circumstances set forth in clause (1)(b) have not arisen but either (w) the supervisor for the administrator of LIBOR has made a public statement that the administrator of LIBOR is insolvent (and there is no successor administrator that will continue publication of LIBOR), (x) the administrator of LIBOR has made a public statement identifying a specific date after which LIBOR will permanently or indefinitely cease to be published by it (and there is no successor administrator that will continue publication of LIBOR), (y) the supervisor for the administrator of LIBOR has made a public statement identifying a specific date after which LIBOR will permanently or indefinitely cease to be published or (z) the supervisor for the administrator of LIBOR or a governmental authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which LIBOR may no longer be used for determining interest rates for loans, then the Administrative Agent and the Company shall endeavor to establish an alternate rate of interest to LIBOR that gives due consideration to the then prevailing market convention for determining a rate of interest for syndicated loans in the United States at such time, and shall enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable; provided that, if such alternate rate of interest as so determined would be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement. Notwithstanding anything to the contrary in Section 12.12, such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Administrative Agent shall not have received, within five Business Days of the date such amendment is provided to the Lenders, a written notice from the Majority Lenders stating that such Majority Lenders object to such amendment. Until an alternate rate of interest shall be determined in accordance with this clause (2) (but, in the case of the circumstances described in clause (ii)(w), clause (ii)(x) or clause (ii)(y) of the first sentence of this Section 10.1(2), only to the extent LIBOR for such Interest Period is not available or published at such time on a current basis), (x) any Request for Advance requesting a Conversion of any Base Rate Advance to, or continuation of any Base Rate Advance as, a LIBOR Advance shall be ineffective and (y) if any Request for Advance requests a LIBOR Advance, such Advance shall be made as an Base Rate Advance.

3.    COMMITMENT INCREASE.  The requirements of Section 2.14 of the Loan Agreement are hereby waived to the extent that such Section requires prior notice to effect an increase in the Revolving Loan Commitment of any Lender.  After giving effect to this Amendment, each of the Lenders party hereto agree that their respective Revolving Loan Commitments shall be as set forth on Schedule A.  The execution of this Amendment is evidence of the consent of the Company, the Swingline Lenders, the Issuing Banks and the Administrative Agent of each Lender’s Revolving Loan Commitment as set forth on Schedule A.  In addition to the increase of the Revolving Loan Commitments as provided in this Amendment, the Company may, over the term of the Loan Agreement, increase the Revolving Loan Commitments up to four times.

4.    WAIVER; ASSIGNMENT. (a) The requirements of Sections 12.4 and 12.12(c) of the Loan Agreement are hereby waived to the extent that such Sections require prior notice or execution and delivery of an assignment agreement to effect an assignment by any Lender that does not agree to extend its Revolving Loan Commitment as set forth in this Amendment. Accordingly, after giving effect to this Amendment, only those Lenders listed on Schedule A to this Amendment shall have any Revolving Loan Commitment or be considered Lenders under the Loan Agreement, with Revolving Loan Commitments in such amounts as set forth on Schedule A. The execution of this Amendment is evidence of the consent of the Company, the Swingline Lender, the Issuing Banks and the Administrative Agent to assignment of each Assignor’s (as defined below) Revolving Loan Commitments to the Assignees (as defined below), as required pursuant to Section 12.4(b)(iii) of the Loan Agreement.

(b)    Each Lender whose Revolving Loan Commitment is reduced or terminated by giving effect to this Amendment (each, an “Assignor”) hereby irrevocably sells and assigns, at par, to each Lender whose Revolving Loan Commitment is increased (or created) by giving effect to this Amendment (each, an “Assignee”), and each Assignee hereby irrevocably purchases and assumes from each Assignor, subject to and in accordance with this Amendment and the Loan Agreement, as of the Amendment Effective Date (as defined below), the Assigned Interests (as defined below). Such sales and assignments and purchases and assumptions shall be made on the terms set forth in Exhibit F to the Loan Agreement and shall comply with Section 12.4(b) of the Loan Agreement, notwithstanding any failure of such sales, assignments, purchases and assumptions to comply with (x) the minimum assignment requirement in Section 12.4(b)(i) of the Loan Agreement, (y) the requirement to pay the processing and recordation fees referenced in Section 12.4(b)(iv) of the Loan Agreement or (z) any requirement to execute and deliver an Assignment and Assumption in respect thereof. Without limiting the generality of the foregoing, each Assignee hereby makes the representations, warranties and agreements required to be made under Section 1 of Annex 1 to Exhibit F to the Loan Agreement by an Assignee, with respect to the Assigned Interests being assigned or assumed by such Assignee hereunder. Each sale and assignment hereunder is without recourse to any Assignor and, except as expressly provided in Section 1 of Annex 1 to Exhibit F to the Loan Agreement, without representation or warranty by any Assignor.

(c)    “Assigned Interest” means (i) all of the respective Assignors’ rights and obligations in their respective capacities as Lenders under the Loan Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the Revolving Loan Commitments of the respective Assignors to the extent being assigned under this Agreement and (ii) to the extent permitted to be assigned under Applicable Law, all claims, suits, causes of action and any other right of the respective Assignors (in their respective capacities as Lenders) against any Person, whether known or unknown, arising under or in connection with the Loan Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above.
(d)    On the Amendment Effective Date, subject to the terms and conditions set forth herein, (x) to the extent any Loans or funded L/C Obligations are outstanding on such date, each Assignee purchasing and assuming Assigned Interests pursuant to paragraph (b) above shall pay the purchase price for such Assigned Interests (equal to the principal amount of such outstanding Loans and funded L/C Obligations with respect to such Assigned Interest) by wire transfer of immediately available funds to the Administrative Agent not later than 12:00 Noon (New York City time), (y) the Company shall pay all accrued and unpaid interest and fees and other amounts accrued to but excluding the Amendment Effective Date for the account of each Assignor in respect of such Assignor’s Assigned Interests (including such amount, if any, as would be payable pursuant to Section 2.9 of the Loan Agreement if the outstanding Loans of such Assignor were prepaid in their entirety on the date of consummation of the assignment of the Assigned Interests) by wire transfer of immediately available funds to the Administrative Agent not later than 12:00 Noon (New York City time) and (z) the Administrative Agent shall pay to each of the Assignors, out of the amounts received by the Administrative Agent pursuant to clauses (x) and (y) above, the purchase price for the Assigned Interests assigned by such Assignor pursuant hereto and all unpaid interest and fees and other amounts accrued for the account of each Assignor to but excluding the Amendment Effective Date by wire transfer of immediately available funds to the account designated by such Assignor to the Administrative Agent not later than 5:00 p.m. (New York City time) on the Amendment Effective Date.
5.    BRING-DOWN OF REPRESENTATIONS. The Company hereby certifies that, as of the date of this Amendment, (i) the representations and warranties contained in Section 4.1 of the Loan Agreement are true and correct in all material respects, except for those representations and warranties that are qualified by materiality or Materially Adverse Effect, which shall be true and correct, both before and after giving effect to this Amendment, and after giving effect to any updates to information provided to the Lenders in accordance with the terms of the Loan Agreement except to the extent stated to have been made as of the Agreement Date, and (ii) no Default exists.

6.    EFFECTIVENESS. This Amendment shall become effective upon (a) the Administrative Agent receiving this Amendment duly executed by the Company and all of the Lenders and (b) the payment in full of all fees and expenses required to be paid in connection with this Amendment to the Administrative Agent and the Lenders (the date such conditions are satisfied is the “Amendment Effective Date”).

7.    NO OTHER AMENDMENTS. Except as provided herein, each of the other provisions of the Loan Agreement shall remain in full force and effect and are hereby ratified and confirmed. For the avoidance of doubt, the amendment of the definition of “Maturity Date” set forth herein shall not limit the option of the Company to renew the Revolving Loan Commitments as provided in Section 2.18 of the Loan Agreement.

8.    COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or electronic transmission shall be effective as delivery of a manually executed counterpart.

9.    GOVERNING LAW. This Amendment shall be construed in accordance with and governed by the internal laws of the State of New York applicable to agreements made and performed in the State of New York.

10.    MISCELLANEOUS.

(a)    On and after the effective date of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Loan Agreement shall mean and be a reference to the Loan Agreement, as amended by this Amendment.

(b)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(c)    On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Loan Document.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment or caused it to be executed by their duly authorized officers, all as of the day and year above written.

COMPANY:	AMERICAN TOWER CORPORATION
	By:	/s/ Thomas A. Bartlett
	Name:	Thomas A. Bartlett
	Title:	Executive Vice President and
Chief Financial Officer

[Signature Page to Eighth Amendment to Loan Agreement]

LENDERS	TORONTO DOMINION (TEXAS) LLC, as Administrative Agent
	By:	/s/ Shirley Choy
	Name:	Shirley Choy
	Title:	Authorized Signatory

THE TORONTO-DOMINION BANK, New York Branch, as a Lender
	By:	/s/ Shirley Choy
	Name:	Shirley Choy
	Title:	Authorized Signatory

Mizuho Bank, Ltd., as a Lender
	By:	/s/ Donna DeMagistris
	Name:	Donna DeMagistris
	Title:	Authorized Signatory

Bank of America, N.A., as a Lender
	By:	/s/ Kyle Oberkrom
	Name:	Kyle Oberkrom
	Title:	Associate

BARCLAYS BANK PLC, as a Lender
	By:	/s/ Craig Malloy
	Name:	Craig Malloy
	Title:	Director

CITIBANK, N.A., as a Lender
	By:	/s/ Michael Vondriska
	Name:	Michael Vondriska
	Title:	Vice President

JPMorgan Chase Bank N.A., as a Lender
	By:	/s/ Inderjeet Aneja
	Name:	Inderjeet Aneja
	Title:	Vice President

[Signature Page to Eighth Amendment to Loan Agreement]

MUFG BANK, LTD. (F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.),
as a Lender
By:	/s/ Matthew Hillman
Name:	Matthew Hillman
Title:	Vice President

MORGAN STANLEY BANK, N.A., as a Lender
By:	/s/ Michael King
Name:	Michael King
Title:	Authorized Signatory

ROYAL BANK OF CANADA, as a Lender
By:	/s/ Alexander Oliver
Name:	Alexander Oliver
Title:	Authorized Signatory

Banco Bilbao Vizcaya Argentaria, S.A.
New York Branch, as a Lender
By:	/s/ Cara Younger
Name:	Cara Younger
Title:	Director

Banco Bilbao Vizcaya Argentaria, S.A.
New York Branch, as a Lender
By:	/s/ Miriam Trautmann
Name:	Miriam Trautmann
Title:	Sr. Vice President

BANCO SANTANDER, S.A., NEW
YORK BRANCH, as a Lender
By:	/s/ Juan Galan
Name:	Juan Galan
Title:	Managing Director

By:	/s/ Terence Corcoran
Name:	Terence Corcoran
Title:	Executive Director

[Signature Page to Eighth Amendment to Loan Agreement]

THE BANK OF NOVA SCOTIA, as a
Lender
By:	/s/ Laura Gimena
Name:	Laura Gimena
Title:	Director

SOCIETE GENERALE, as a Lender
By:	/s/ John Hogan
Name:	John Hogan
Title:	Director

Sumitomo Mitsui Banking Corp., as a Lender
By:	/s/ Katsuyuki Kubo
Name:	Katsuyuki Kubo
Title:	Managing Director

GOLDMAN SACHS BANK USA, as a Lender
By:	/s/ Rebecca Kratz
Name:	Rebecca Kratz
Title:	Authorized Signatory

Commerzbank AG, New York Branch as a Lender
By:	/s/ Paolo de Alessandrini
Name:	Paolo de Alessandrini
Title:	TMT Sector Head

Commerzbank AG, New York Branch as a Lender
By:	/s/ Neil Kiernan
Name:	Neil Kiernan
Title:	Director

FIFTH THIRD BANK, as a Lender
By:	/s/ Eric Oberfield
Name:	Eric Oberfield
Title:	Director

[Signature Page to Eighth Amendment to Loan Agreement]

ING Capital LLC, as a Lender
By:	/s/ Valtin Gallani
Name:	Valtin Gallani
Title:	Director

By:	/s/ Aimee Sunaryo
Name:	Aimee Sunaryo
Title:	Vice President

CoBank ACB, as a Lender
By:	/s/ Gary Franke
Name:	Gary Franke
Title:	Managing Director

HSBC Bank USA, NA, as a Lender
By:	/s/ Brett Bonet
Name:	Brett Bonet
Title:	Director

[Signature Page to Eighth Amendment to Loan Agreement]

SCHEDULE A

REVOLVING LOAN COMMITMENT AMOUNTS

Entity	Revolving Loan Commitment
The Toronto-Dominion Bank, New York Branch	$187,000,000.00
Mizuho Bank, Ltd.	187,000,000.00
Bank of America, N.A.	187,000,000.00
Barclays Bank PLC	187,000,000.00
Citibank, N.A.	187,000,000.00
JPMorgan Chase Bank, N.A.	187,000,000.00
MUFG Bank, Ltd.	112,200,000.00
Morgan Stanley Bank, N.A.	74,800,000.00
Royal Bank of Canada	187,000,000.00
Banco Bilbao Vizcaya Argentaria, S.A. New York Branch	161,000,000.00
Banco Santander, S.A., New York Branch	161,000,000.00
The Bank of Nova Scotia	161,000,000.00
Societe Generale	161,000,000.00
Sumitomo Mitsui Banking Corp.	161,000,000.00
Goldman Sachs Bank USA	134,000,000.00
Commerzbank AG, New York Branch	125,000,000.00
Fifth Third Bank	95,000,000.00
ING Capital LLC	95,000,000.00
CoBank ACB	50,000,000.00
HSBC Bank USA, NA	50,000,000.00
Total:	$2,850,000,000